UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Hecla Mining Company

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Your Vote Counts!
HECLA MINING COMPANY 2026 Annual Meeting Vote by May 20, 2026 11:59 p.m. ET. For shares held in a Plan, vote by May 18, 2026 11:59 p.m. ET.

HECLA MINING COMPANY 6500 N. MINERAL DRIVE SUITE 200 COEUR D’ALENE, ID 83815-9408

V92882-P47395

You are invested in HECLA MINING COMPANY and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 21, 2026.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	ELECTION OF TWO CLASS I DIRECTORS

Nominees:

1a.	Rob Krcmarov	For

1b.	Dean R. Gehring	For

2.	Proposal to ratify and approve the selection of BDO USA, P.C., as our independent registered public accounting firm for the calendar year ending December 31, 2026.	For

3.	Advisory resolution to approve our named executive officer compensation for 2025.	For

4.	Approve an amendment to our Amended and Restated Hecla Mining Company Stock Plan for Nonemployee Directors.	For

5.	In their discretion, on all other business that may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V92883-P47395